AMENDMENT NO. 1

                                       TO

                       TELAXIS COMMUNICATIONS CORPORATION


                          2001 NONQUALIFIED STOCK PLAN
                          ----------------------------


     This Amendment No. 1 to the Telaxis Communications Corporation (now known as YDI Wireless, Inc.) 2001 Nonqualified Stock Plan (the "Original Plan") is effective as of September 9, 2004.

     The first sentence of Section 3(a) of the Original Plan is hereby replaced in its entirety to read as follows:

     The maximum number of shares of Stock with respect to which Awards may be granted under the Plan, subject to further adjustment upon changes in capitalization of the Company as provided in this Section 3, shall be one hundred seventy-five thousand seven hundred sixty-four (175,764) shares of Stock (which number takes into account all stock splits which have occurred prior to September 9, 2004).

     The substantive impact of this amendment is to reduce the number of shares which may be issued under the Original Plan by One Hundred Ninety-Nine Thousand Two Hundred Thirty-Six (199,236).

     All other provisions of the Original Plan remain unchanged.